EXHIBIT 17
                                  FORM OF PROXY


            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
                                     OF THE
                           TRAVELERS INSURANCE COMPANY


This Proxy is solicited by the Board of Managers of The Travelers Quality Bond Account for Variable Annuities (the "Account") for a Special Meeting of shareholders of the Account to be held on April __, 2006.

The undersigned hereby appoints ______ as Proxies, each with the power of substitution, and hereby authorizes any of them to represent and to vote, as designated below, the number of shares and fractional shares held of record by the undersigned on [insert record date], at the Special Meeting to be held on April __, 2006, or any adjournment thereof.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting and acknowledges receipt of the Combined Prospectus/Proxy Statement dated ____ 2006.

Please vote by marking the appropriate box below:

------------------------------------------------------------------------------------- --------- ----------- ----------
                                                                                        For      Against     Abstain
------------------------------------------------------------------------------------

1. To approve the Agreement and Plan of Reorganization.                                 [ ]        [ ]         [ ]


------------------------------------------------------------------------------------- --------- ----------- ----------
------------------------------------------------------------------------------------- --------- ----------- ----------

2.   To transact such other business as may properly come before the special            [ ]        [ ]         [ ]
     meeting or any adjournment(s) thereof.
------------------------------------------------------------------------------------- --------- ----------- ----------

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "for" Proposal No. 1.

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

-------------------------------------------------------------- ------------------------------------------------------------

Signature and title:  ______________________                   Signature (joint owners):  ______________________

Date:    __________________________                            Date:    __________________________

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